Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports 12 Percent Third Quarter Revenue Growth
Delivers Record Adjusted EPS and Brazil Returns to Profitability

HOUSTON, October 23, 2014 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported 2014 third quarter adjusted net income of $39.8 million, which equates to a diluted earnings per common share of $1.57. Total revenue grew 12.2 percent to an all-time record of $2.6 billion.
The quarter included several significant non-recurring charges, especially relating to a convertible senior notes repurchase, which resulted in GAAP net income and diluted earnings per share of $26.2 million and $1.03, respectively. Adjusted net income increased 21.0 percent from the comparable, adjusted prior-year period. On a GAAP basis, net income decreased 20.2 percent from the comparable prior-year period.

Year-to-date 2014 adjusted net income increased 9.1 percent. Adjusted diluted earnings per common share for the first nine months of 2014 were $4.22. On a GAAP basis, net income decreased 19.4 percent from the comparable prior-year period.

Adjusted net income for the third quarter of 2014 excludes $13.6 million of net, after-tax adjustments, including $17.9 million of charges related to the repurchase of our 2.25% and 3.00% convertible notes, and $6.6 million of asset impairments primarily associated with the pending disposition of vacated U.S. dealership real estate and three Renault franchises in Brazil. These charges were partially offset by a net $8.6 million gain on the sale of U.S. dealerships and associated real estate, and a $3.4 million income tax benefit related to deductible goodwill in Brazil.

“We are delighted to announce all-time record earnings this quarter, with the results driven by strong expense leverage and significant revenue increases across all of our business sectors,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Our International businesses were major factors in our success, with our United Kingdom operations delivering all-time record earnings for the quarter and our Brazilian operations returning to profitability following a significant restructuring.”

Financial Highlights for Third Quarter 2014 (year-over-year comparable basis)

▪	Total revenue increased 12.2 percent to $2.6 billion, an all-time quarterly record. Total gross profit grew 13.7 percent to $374.7 million.

▪	New vehicle revenues increased 9.7 percent on 5.2 percent higher unit sales. New vehicle gross profit increased 9.5 percent to $80.2 million as margins rose 4.1 percent or $71 per unit, to $1,803.

▪
Retail used vehicle revenues increased 16.2 percent on increased unit sales of 10.4 percent. Retail used vehicle gross profit increased $6.8 million to $44.3 million, though gross profit per unit sold decreased 3.3 percent, or $52 per unit.

▪	Parts and service gross profit increased 15.5 percent on revenue growth of 14.3 percent. Same Store parts and service revenue increased 7.4 percent.

▪
Finance and Insurance (F&I) gross profit per retail unit increased 9.8 percent to $1,325 per unit. Same Store consolidated F&I gross profit per retail unit increased 9.3 percent to $1,336 per unit. U.S. Same Store F&I gross profit per retail unit increased 5.4 percent to a record $1,475 per unit. U.K. Same Store performance increased 20.3 percent to $747. Brazilian performance increased 47.6 percent to $586.

▪
Adjusted SG&A expenses as a percent of gross profit improved 120 basis points to 73.9 percent. Adjusted Same Store SG&A expenses as a percent of gross profit improved 240 basis points to 74.7 percent in the U.K., and 100 basis points to 71.8 percent in the U.S.

▪
Quarter-to-date fully diluted common shares outstanding averaged 24.4 million shares, down roughly 1.8 million shares from the second quarter, due to the Company’s redemption of outstanding convertible securities.

Segment Results for Third Quarter 2014 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. revenues were $2.2 billion, an increase of 15.1 percent. The revenue growth was primarily explained by unit sales increases of 11.5 percent in new vehicles and 12.2 percent in retail used vehicles, as well as an increase of 14.1 percent in parts and service revenue. This strong revenue growth drove gross profit growth of 14.9 percent, reflecting the higher new and used retail volumes, expanded parts and service margins of 70 basis points, and an F&I increase of 17.9 percent, or $75, to $1,450 per retail unit. As the Company has rebalanced its U.S. dealership portfolio over the past 12 months, consolidated results differ significantly from Same Store results.

On a comparable adjusted basis, SG&A expense as a percent of gross profit improved 110 basis points to 72.9 percent, operating margin was 3.6 percent and pretax margin was 2.6 percent. The Company’s U.S. operations accounted for 82.8 percent of total revenues, 85.9 percent of total gross profit and 90.1 percent of the Company’s adjusted pretax income.

▪	United Kingdom:
The Company’s U.K. operations accounted for 9.6 percent of total revenues, 8.0 percent of total gross profit, and 9.2 percent of the Company’s adjusted pretax income. Total revenue increased 7.4 percent to $252.2 million, and gross profit increased 17.0 percent. Revenue growth was primarily driven by 35.3 percent and 2.5 percent increases in new and used vehicle retail gross profit per unit sold, respectively, and continued strong growth in parts and service revenue which was up 21.8 percent for the quarter.

On a comparable adjusted basis, SG&A expense as a percent of gross profit improved 230 basis points to 74.7 percent.

▪	Brazil:
After a challenging second quarter due to further deterioration in the Brazilian auto industry and business disruption due to the World Cup, the Company’s Brazilian operation returned to profit in the third quarter. The return to profitability was driven by an organizational restructuring, which eliminated 150 positions, 10 percent of total headcount. Additional headcount reductions will occur with the disposal of 3 Renault dealerships in the fourth quarter.

The Company’s Brazil operations accounted for 7.6 percent of total revenues, 6.1 percent of total gross profit and 0.6 percent of the Company’s adjusted pretax income. Gross profit was $22.9 million on revenues of $198.6 million. Improvements in gross profit per unit sold were driven by a 45.3 percent increase in F&I and a 24.0 percent increase in used vehicle retail margins. Growth in used vehicle retail sales and parts and service were the primary revenue contributors with 12.2 percent and 9.8 percent increases, respectively. F&I, used vehicles, and parts and service gross profit improved by 18.6 percent, 11.7 percent, and 9.1 percent, respectively.

On a comparable adjusted basis, SG&A expense as a percent of gross profit was at 86.9 percent, operating margin was 1.2 percent and pretax margin was 0.2 percent. On a sequential basis, adjusted SG&A expense as a percent of gross profit improved 8.2 percentage points, a significant drop from 95.1 percent in the second quarter of 2014.

“Despite continued weakness in the Brazilian auto market, our Brazilian business returned to profit in the third quarter,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “This was accomplished by quick and decisive action by our Brazilian management to restructure our operations to reflect the lower overall market sales levels. I continue to be impressed by the intensity and professionalism of our Brazilian teammates.”

Capital Restructure
As previously announced, on September 4, 2014, the Company redeemed all of its 2.25% Convertible Senior Notes due 2036. In conjunction with the redemption of the 2.25% Convertible Senior Notes, the Company issued an additional $200.0 million aggregate principal amount of its 5.00% Senior Notes due 2022. Also during September 2014, the Company purchased the remaining $22,550,000 in aggregate principal amount of its outstanding 3.00% Convertible Senior Notes due 2020.

“We significantly simplified our balance sheet this quarter by repurchasing both the remainder of our 3.00% Convertible Senior Notes and all of our outstanding 2.25% Convertible Senior Notes,” said John C. Rickel, Group 1’s senior vice president and chief financial officer. These actions will reduce our ongoing diluted share count by approximately 2.7 million shares, and remove a significant amount of variability from our ongoing quarterly results.”

Share Repurchase Authorization
During the quarter, the Company repurchased 230,200 shares at an average price per share of $73.09 for a total of $16.8 million. As of September 30, 2014, approximately $37.7 million remains available under the Company's prior common stock share repurchase authorization. Purchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.

Corporate Development
As previously announced during the third quarter, the Company acquired a Chevrolet franchise and Mazda franchise in Houston, Texas; a Mercedes-Benz franchise and Sprinter franchise in the greater metropolitan area of San Antonio, Texas; and a Mercedes-Benz franchise in Campo Grande, the capital of the Brazilian state of Mato Grosso do Sul. These franchises are expected to generate approximately $370 million in annual revenues.

Also during the third quarter, as previously announced, the Company divested its BMW, MINI, Mercedes-Benz and Sprinter franchises and associated dealership real estate on Long Island in New York. The Company also disposed of a Honda franchise in Freehold, New Jersey. In total, these dealerships generated approximately $325 million in trailing-twelve-month revenues.

On September 30, 2014, the Company divested a Volkswagen franchise in Holiday, Florida, which generated trailing-twelve-month revenues of approximately $15 million. Additionally, the Company signed a letter of intent to dispose of three Renault stores in Brazil later this year. Detail and trailing-twelve-month revenues will be disclosed at that time.

Year-to-date, the Company has acquired 12 franchises worldwide that are expected to generate approximately $680 million in annual revenues and has disposed of 7 franchises that generated trailing-twelve-month revenues of roughly $390 million.

Third Quarter Earnings Conference Call Details
Senior management will host a conference call today at 10 a.m. ET to discuss the third quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3198212

A telephonic replay will be available following the call through November 20, 2014 by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay Pin:    1936175

About Group 1 Automotive, Inc.
Group 1 owns and operates 150 automotive dealerships, 192 franchises, and 37 collision centers in the United States, the United Kingdom and Brazil that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,521,246	$1,386,667	9.7
Used vehicle retail sales	615,924	529,828	16.2
Used vehicle wholesale sales	100,347	85,800	17.0
Parts and service	291,816	255,316	14.3
Finance and insurance	97,115	82,536	17.7
Total revenues	2,626,448	2,340,147	12.2
COST OF SALES:
New vehicle retail sales	1,441,016	1,313,372	9.7
Used vehicle retail sales	571,613	488,346	17.1
Used vehicle wholesale sales	101,643	87,334	16.4
Parts and service	137,467	121,633	13.0
Total cost of sales	2,251,739	2,010,685	12.0
GROSS PROFIT	374,709	329,462	13.7
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	264,233	246,863	7.0
DEPRECIATION AND AMORTIZATION EXPENSE	10,746	9,093	18.2
ASSET IMPAIRMENTS	9,373	565	1,558.9
OPERATING INCOME	90,357	72,941	23.9
OTHER EXPENSE:
Floorplan interest expense	(10,452)	(10,690)	(2.2)
Other interest expense, net	(13,246)	(9,971)	32.8
Loss on repurchase of long-term debt	(22,790)	—	100.0
INCOME BEFORE INCOME TAXES	43,869	52,280	(16.1)
PROVISION FOR INCOME TAXES	(17,707)	(19,515)	(9.3)
NET INCOME	$26,162	$32,765	(20.2)
Earnings allocated to participating securities	$(1,000)	$(1,320)	(24.2)
Earnings available to diluted common shares	$25,162	$31,445	(20.0)
DILUTED EARNINGS PER SHARE	$1.03	$1.19	(13.4)
Weighted average dilutive common shares outstanding	24,432	26,342	(7.3)
Weighted average participating securities	971	1,100	(11.7)
Total weighted average shares outstanding	25,403	27,442	(7.4)

	Nine Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$4,256,146	$3,873,121	9.9
Used vehicle retail sales	1,743,071	1,536,031	13.5
Used vehicle wholesale sales	284,491	243,667	16.8
Parts and service	844,340	753,776	12.0
Finance and insurance	270,901	232,494	16.5
Total revenues	7,398,949	6,639,089	11.4
COST OF SALES:
New vehicle retail sales	4,028,164	3,656,825	10.2
Used vehicle retail sales	1,610,293	1,410,768	14.1
Used vehicle wholesale sales	281,434	242,267	16.2
Parts and service	397,079	358,004	10.9
Total cost of sales	6,316,970	5,667,864	11.5
GROSS PROFIT	1,081,979	971,225	11.4
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	793,761	731,455	8.5
DEPRECIATION AND AMORTIZATION EXPENSE	31,424	26,390	19.1
ASSET IMPAIRMENTS	11,094	1,174	845.0
OPERATING INCOME	245,700	212,206	15.8
OTHER EXPENSE:
Floorplan interest expense	(31,695)	(30,927)	2.5
Other interest expense, net	(36,326)	(28,783)	26.2
Other expense, net	—	(789)	(100.0)
Loss on repurchase of long-term debt	(46,403)	—	100.0
INCOME BEFORE INCOME TAXES	131,276	151,707	(13.5)
PROVISION FOR INCOME TAXES	(56,949)	(59,436)	(4.2)
NET INCOME	$74,327	$92,271	(19.4)
Earnings allocated to participating securities	$(2,769)	$(3,843)	(27.9)
Earnings available to diluted common shares	$71,558	$88,428	(19.1)
DILUTED EARNINGS PER SHARE	$2.82	$3.52	(19.9)
Weighted average dilutive common shares outstanding	25,363	25,153	0.8
Weighted average participating securities	973	1,095	(11.1)
Total weighted average shares outstanding	26,336	26,248	0.3

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	September 30,	December 31,
	2014	2013	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$50,652	$20,215	150.6
Contracts in transit and vehicle receivables, net	190,641	225,156	(15.3)
Accounts and notes receivable, net	138,735	135,058	2.7
Inventories, net	1,490,520	1,542,318	(3.4)
Deferred income taxes	17,137	21,150	(19.0)
Prepaid expenses and other current assets	41,570	24,041	72.9
Total current assets	1,929,255	1,967,938	(2.0)
PROPERTY AND EQUIPMENT, net	859,339	796,356	7.9
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,160,666	1,038,808	11.7
OTHER ASSETS	13,249	16,376	(19.1)
Total assets	$3,962,509	$3,819,478	3.7

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,077,097	$1,143,104	(5.8)
Offset account related to floorplan notes payable - credit facility	(37,516)	(56,198)	(33.2)
Floorplan notes payable - manufacturer affiliates	293,846	346,572	(15.2)
Offset account related to floorplan notes payable - manufacturer affiliates	(25,000)	—	100.0
Current maturities of long-term debt and short-term financing	41,021	36,225	13.2
Accounts payable	292,971	254,930	14.9
Accrued expenses	160,220	140,543	14.0
Total current liabilities	1,802,639	1,865,176	(3.4)
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $0 and $182,753 at September 30, 2014 and December 31, 2013, respectively)	—	160,334	(100.0)
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $0 and $115,000 at September 30, 2014 and December 31, 2013, respectively)	—	84,305	(100.0)
5.00% SENIOR NOTES (aggregate principal of $550,000 at September 30, 2014)	539,822	—	100.0
MORTGAGE FACILITY, net of current maturities	55,746	64,271	(13.3)
ACQUISITION LINE	—	60,000	(100.0)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	289,652	250,958	15.4
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	53,279	43,821	21.6
DEFERRED INCOME TAXES	148,304	152,291	(2.6)
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	23,483	26,078	(10.0)
OTHER LIABILITIES	64,259	47,975	33.9
COMMITMENTS AND CONTINGENCIES
TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 2.25% and 3.00% CONVERTIBLE SENIOR NOTES	—	29,094	(100.0)
STOCKHOLDERS' EQUITY:
Common stock	258	257	0.4
Additional paid-in capital	286,354	368,641	(22.3)
Retained earnings	838,174	776,101	8.0
Accumulated other comprehensive loss	(59,500)	(51,677)	15.1
Treasury stock	(79,961)	(58,147)	37.5
Total stockholders' equity	985,325	1,035,175	(4.8)
Total liabilities and stockholders' equity	$3,962,509	$3,819,478	3.7

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2014 (%)	2013 (%)	2014 (%)	2013 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	6.6	5.5	5.9	5.9
	Georgia	4.8	3.3	4.7	3.6
	New Jersey	2.7	4.1	3.2	4.2
	New Hampshire	2.1	2.6	2.2	2.4
	Louisiana	1.6	2.1	1.7	2.3
	South Carolina	1.6	1.5	1.5	1.5
	Mississippi	1.4	1.6	1.4	1.6
	Florida	1.4	1.3	1.4	1.3
	New York	1.2	2.4	1.7	2.7
	Alabama	0.7	0.8	0.8	0.8
	Maryland	0.5	0.6	0.5	0.6
		24.6	25.8	25.0	26.9

West	Texas	37.1	32.0	35.4	32.4
	California	9.3	8.7	9.6	10.7
	Oklahoma	8.6	8.0	8.4	7.8
	Kansas	2.1	2.5	2.3	2.5
	Louisiana	0.6	0.7	0.6	0.3
		57.7	51.9	56.3	53.7

International	Brazil	9.2	12.1	9.8	10.2
	United Kingdom	8.5	10.2	8.9	9.2
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		28.3	26.9	27.2	27.0
BMW/MINI		10.7	11.1	11.2	10.7
Honda/Acura		10.5	11.6	11.2	12.1
Ford/Lincoln		10.4	12.3	11.1	11.8
Nissan/Infiniti		8.9	9.8	9.3	10.2
Chevrolet/GMC/Buick/Cadillac		7.0	4.6	6.0	4.8
Volkswagen/Audi/Porsche		6.2	6.6	6.3	6.5
Hyundai/Kia		5.7	5.0	5.5	4.7
Chrysler/Dodge/Jeep/RAM		4.4	3.9	4.4	4.0
Mercedes-Benz/smart/Sprinter		4.2	3.8	4.2	4.2
Other		3.7	4.4	3.6	4.0
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,245,430	$1,091,221	14.1
Used vehicle retail sales	515,911	443,716	16.3
Used vehicle wholesale sales	75,272	59,833	25.8
Total used	591,183	503,549	17.4
Parts and service	249,724	218,880	14.1
Finance and insurance	89,268	75,728	17.9
Total	$2,175,605	$1,889,378	15.1
GROSS MARGIN %:
New vehicle retail sales	5.0	5.0
Used vehicle retail sales	7.4	8.1
Used vehicle wholesale sales	(1.9)	(2.3)
Total used	6.2	6.9
Parts and service	53.6	52.9
Finance and insurance	100.0	100.0
Total	14.8	14.8
GROSS PROFIT:
New vehicle retail sales	$61,975	$54,086	14.6
Used vehicle retail sales	38,251	35,937	6.4
Used vehicle wholesale sales	(1,431)	(1,373)	4.2
Total used	36,820	34,564	6.5
Parts and service	133,874	115,887	15.5
Finance and insurance	89,268	75,728	17.9
Total	$321,937	$280,265	14.9
UNITS SOLD:
Retail new vehicles sold	36,649	32,866	11.5
Retail used vehicles sold	24,917	22,206	12.2
Wholesale used vehicles sold	11,984	10,455	14.6
Total used	36,901	32,661	13.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,983	$33,202	2.4
Used vehicle retail	$20,705	$19,982	3.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,691	$1,646	2.7
Used vehicle retail sales	1,535	1,618	(5.1)
Used vehicle wholesale sales	(119)	(131)	(9.2)
Total used	998	1,058	(5.7)
Finance and insurance (per retail unit)	$1,450	$1,375	5.5
OTHER: (1)
SG&A expenses	$234,849	$207,494	13.2
SG&A as % revenues	10.8	11.0
SG&A as % gross profit	72.9	74.0
Operating margin %	3.6	3.4
Pretax margin %	2.6	2.5
INTEREST EXPENSE:
Floorplan interest	$(8,543)	$(8,087)	5.6
Floorplan assistance	11,876	10,108	17.5
Net floorplan income	$3,333	$2,021	64.9
Other interest expense, net	$(12,265)	$(9,650)	27.1

	Nine Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$3,449,303	$3,132,461	10.1
Used vehicle retail sales	1,440,473	1,310,629	9.9
Used vehicle wholesale sales	208,392	174,227	19.6
Total used	1,648,865	1,484,856	11.0
Parts and service	723,839	659,318	9.8
Finance and insurance	248,820	216,184	15.1
Total	$6,070,827	$5,492,819	10.5
GROSS MARGIN %:
New vehicle retail sales	5.1	5.2
Used vehicle retail sales	8.0	8.5
Used vehicle wholesale sales	0.9	0.6
Total used	7.1	7.6
Parts and service	53.6	53.2
Finance and insurance	100.0	100.0
Total	15.3	15.4
GROSS PROFIT:
New vehicle retail sales	$175,006	$163,994	6.7
Used vehicle retail sales	114,613	111,897	2.4
Used vehicle wholesale sales	1,964	1,000	96.4
Total used	116,577	112,897	3.3
Parts and service	388,042	350,608	10.7
Finance and insurance	248,820	216,184	15.1
Total	$928,445	$843,683	10.0
UNITS SOLD:
Retail new vehicles sold	101,281	94,233	7.5
Retail used vehicles sold	70,367	65,250	7.8
Wholesale used vehicles sold	32,395	30,052	7.8
Total used	102,762	95,302	7.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,057	$33,242	2.5
Used vehicle retail	$20,471	$20,086	1.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,728	$1,740	(0.7)
Used vehicle retail sales	1,629	1,715	(5.0)
Used vehicle wholesale sales	61	33	84.8
Total used	1,134	1,185	(4.3)
Finance and insurance (per retail unit)	$1,450	$1,356	6.9
OTHER: (1)
SG&A expenses	$677,142	$619,562	9.3
SG&A as % revenues	11.2	11.3
SG&A as % gross profit	72.9	73.4
Operating margin %	3.7	3.7
Pretax margin %	2.7	2.7
INTEREST EXPENSE:
Floorplan interest	$(25,489)	$(25,027)	1.8
Floorplan assistance	32,969	28,291	16.5
Net floorplan income	$7,480	$3,264	129.2
Other interest expense, net	$(34,327)	$(27,991)	22.6

(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$134,859	$136,740	(1.4)
Used vehicle retail sales	70,163	59,508	17.9
Used vehicle wholesale sales	21,110	16,959	24.5
Total used	91,273	76,467	19.4
Parts and service	21,272	17,470	21.8
Finance and insurance	4,797	4,237	13.2
Total	$252,201	$234,914	7.4
GROSS MARGIN %:
New vehicle retail sales	6.9	5.7
Used vehicle retail sales	5.9	6.5
Used vehicle wholesale sales	(0.8)	(1.3)
Total used	4.4	4.8
Parts and service	55.2	56.1
Finance and insurance	100.0	100.0
Total	11.8	10.9
GROSS PROFIT:
New vehicle retail sales	$9,305	$7,848	18.6
Used vehicle retail sales	4,165	3,849	8.2
Used vehicle wholesale sales	(174)	(214)	(18.7)
Total used	3,991	3,635	9.8
Parts and service	11,746	9,793	19.9
Finance and insurance	4,797	4,237	13.2
Total	$29,839	$25,513	17.0
UNITS SOLD:
Retail new vehicles sold	3,773	4,306	(12.4)
Retail used vehicles sold	2,649	2,510	5.5
Wholesale used vehicles sold	2,183	2,078	5.1
Total used	4,832	4,588	5.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,743	$31,756	12.6
Used vehicle retail	$26,487	$23,708	11.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,466	$1,823	35.3
Used vehicle retail sales	1,572	1,533	2.5
Used vehicle wholesale sales	(80)	(103)	(22.3)
Total used	826	792	4.3
Finance and insurance (per retail unit)	$747	$622	20.1
OTHER:
SG&A expenses	$22,275	$19,656	13.3
SG&A as % revenues	8.8	8.4
SG&A as % gross profit	74.7	77.0
Operating margin %	2.7	2.2
Pretax margin %	2.3	1.9
INTEREST EXPENSE:
Floorplan interest	$(419)	$(425)	(1.4)
Floorplan assistance	246	111	121.6
Net floorplan expense	$(173)	$(314)	(44.9)
Other interest expense, net	$(442)	$(293)	50.9

	Nine Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$397,263	$342,038	16.1
Used vehicle retail sales	214,900	162,901	31.9
Used vehicle wholesale sales	62,304	48,682	28.0
Total used	277,204	211,583	31.0
Parts and service	62,843	49,265	27.6
Finance and insurance	13,916	10,542	32.0
Total	$751,226	$613,428	22.5
GROSS MARGIN %:
New vehicle retail sales	6.8	6.3
Used vehicle retail sales	5.9	6.2
Used vehicle wholesale sales	—	(1.5)
Total used	4.6	4.4
Parts and service	55.1	54.5
Finance and insurance	100.0	100.0
Total	11.7	11.2
GROSS PROFIT:
New vehicle retail sales	$26,843	$21,641	24.0
Used vehicle retail sales	12,684	10,117	25.4
Used vehicle wholesale sales	(4)	(743)	(99.5)
Total used	12,680	9,374	35.3
Parts and service	34,655	26,871	29.0
Finance and insurance	13,916	10,542	32.0
Total	$88,094	$68,428	28.7
UNITS SOLD:
Retail new vehicles sold	11,144	10,738	3.8
Retail used vehicles sold	8,108	6,762	19.9
Wholesale used vehicles sold	6,539	5,772	13.3
Total used	14,647	12,534	16.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,648	$31,853	11.9
Used vehicle retail	$26,505	$24,091	10.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,409	$2,015	19.6
Used vehicle retail sales	1,564	1,496	4.5
Used vehicle wholesale sales	(1)	(129)	(99.2)
Total used	866	748	15.8
Finance and insurance (per retail unit)	$723	$602	20.1
OTHER: (1)
SG&A expenses	$67,063	$54,120	23.9
SG&A as % revenues	8.9	8.8
SG&A as % gross profit	76.1	79.1
Operating margin %	2.5	2.0
Pretax margin %	2.1	1.7
INTEREST EXPENSE:
Floorplan interest	$(1,188)	$(1,152)	3.1
Floorplan assistance	504	111	354.1
Net floorplan expense	$(684)	$(1,041)	(34.3)
Other interest expense, net	$(1,402)	$(800)	75.3
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$140,957	$158,706	(11.2)
Used vehicle retail sales	29,850	26,604	12.2
Used vehicle wholesale sales	3,965	9,008	(56.0)
Total used	33,815	35,612	(5.0)
Parts and service	20,820	18,966	9.8
Finance and insurance	3,050	2,571	18.6
Total	$198,642	$215,855	(8.0)
GROSS MARGIN %:
New vehicle retail sales	6.3	7.2
Used vehicle retail sales	6.3	6.4
Used vehicle wholesale sales	7.8	0.6
Total used	6.5	4.9
Parts and service	41.9	42.2
Finance and insurance	100.0	100.0
Total	11.5	11.0
GROSS PROFIT:
New vehicle retail sales	$8,950	$11,361	(21.2)
Used vehicle retail sales	1,895	1,696	11.7
Used vehicle wholesale sales	309	53	483.0
Total used	2,204	1,749	26.0
Parts and service	8,729	8,003	9.1
Finance and insurance	3,050	2,571	18.6
Total	$22,933	$23,684	(3.2)
UNITS SOLD:
Retail new vehicles sold	4,072	5,139	(20.8)
Retail used vehicles sold	1,210	1,343	(9.9)
Wholesale used vehicles sold	583	912	(36.1)
Total used	1,793	2,255	(20.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,616	$30,883	12.1
Used vehicle retail	$24,669	$19,809	24.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,198	$2,211	(0.6)
Used vehicle retail sales	1,566	1,263	24.0
Used vehicle wholesale sales	530	58	813.8
Total used	1,229	776	58.4
Finance and insurance (per retail unit)	$577	$397	45.3
OTHER: (1)
SG&A expenses	$19,920	$20,277	(1.8)
SG&A as % revenues	10.0	9.4
SG&A as % gross profit	86.9	85.6
Operating margin %	1.2	1.4
Pretax margin %	0.2	0.3
INTEREST EXPENSE:
Floorplan interest	$(1,490)	$(2,178)	(31.6)
Floorplan assistance	—	—	—
Net floorplan expense	$(1,490)	$(2,178)	(31.6)
Other interest expense, net	$(539)	$(29)	1,758.6

	Nine Months Ended September 30,
	2014	2013 (2)	% Change
REVENUES:
New vehicle retail sales	$409,580	$398,622	2.7
Used vehicle retail sales	87,698	62,501	40.3
Used vehicle wholesale sales	13,795	20,758	(33.5)
Total used	101,493	83,259	21.9
Parts and service	57,658	45,193	27.6
Finance and insurance	8,165	5,768	41.6
Total	$576,896	$532,842	8.3
GROSS MARGIN %:
New vehicle retail sales	6.4	7.7
Used vehicle retail sales	6.2	5.2
Used vehicle wholesale sales	8.0	5.5
Total used	6.5	5.3
Parts and service	42.6	40.5
Finance and insurance	100.0	100.0
Total	11.3	11.1
GROSS PROFIT:
New vehicle retail sales	$26,133	$30,661	(14.8)
Used vehicle retail sales	5,481	3,249	68.7
Used vehicle wholesale sales	1,097	1,143	(4.0)
Total used	6,578	4,392	49.8
Parts and service	24,564	18,293	34.3
Finance and insurance	8,165	5,768	41.6
Total	$65,440	$59,114	10.7
UNITS SOLD:
Retail new vehicles sold	12,274	11,967	2.6
Retail used vehicles sold	3,899	2,919	33.6
Wholesale used vehicles sold	1,830	2,028	(9.8)
Total used	5,729	4,947	15.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,370	$33,310	0.2
Used vehicle retail	$22,492	$21,412	5.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,129	$2,562	(16.9)
Used vehicle retail sales	1,406	1,113	26.3
Used vehicle wholesale sales	599	564	6.2
Total used	1,148	888	29.3
Finance and insurance (per retail unit)	$505	$387	30.5
OTHER: (1)
SG&A expenses	$60,342	$48,748	23.8
SG&A as % revenues	10.5	9.1
SG&A as % gross profit	92.2	82.5
Operating margin %	0.6	1.7
Pretax margin %	(0.4)	0.9
INTEREST EXPENSE:
Floorplan interest	$(5,018)	$(4,748)	5.7
Floorplan assistance	—	—	—
Net floorplan expense	$(5,018)	$(4,748)	5.7
Other interest (expense) income, net	$(597)	$7	(8,628.6)
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

(2) Results are for the period from the date of acquisition (February 28, 2013) through September 30, 2013.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,521,246	$1,386,667	9.7
Used vehicle retail sales	615,924	529,828	16.2
Used vehicle wholesale sales	100,347	85,800	17.0
Total used	716,271	615,628	16.3
Parts and service	291,816	255,316	14.3
Finance and insurance	97,115	82,536	17.7
Total	$2,626,448	$2,340,147	12.2
GROSS MARGIN %:
New vehicle retail sales	5.3	5.3
Used vehicle retail sales	7.2	7.8
Used vehicle wholesale sales	(1.3)	(1.8)
Total used	6.0	6.5
Parts and service	52.9	52.4
Finance and insurance	100.0	100.0
Total	14.3	14.1
GROSS PROFIT:
New vehicle retail sales	$80,230	$73,295	9.5
Used vehicle retail sales	44,311	41,482	6.8
Used vehicle wholesale sales	(1,296)	(1,534)	(15.5)
Total used	43,015	39,948	7.7
Parts and service	154,349	133,683	15.5
Finance and insurance	97,115	82,536	17.7
Total	$374,709	$329,462	13.7
UNITS SOLD:
Retail new vehicles sold	44,494	42,311	5.2
Retail used vehicles sold	28,776	26,059	10.4
Wholesale used vehicles sold	14,750	13,445	9.7
Total used	43,526	39,504	10.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,190	$32,773	4.3
Used vehicle retail	$21,404	$20,332	5.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,803	$1,732	4.1
Used vehicle retail sales	1,540	1,592	(3.3)
Used vehicle wholesale sales	(88)	(114)	(22.8)
Total used	988	1,011	(2.3)
Finance and insurance (per retail unit)	$1,325	$1,207	9.8
OTHER: (1)
SG&A expenses	$277,044	$247,427	12.0
SG&A as % revenues	10.5	10.6
SG&A as % gross profit	73.9	75.1
Operating margin %	3.3	3.1
Pretax margin %	2.4	2.2
INTEREST EXPENSE:
Floorplan interest	$(10,452)	$(10,690)	(2.2)
Floorplan assistance	12,122	10,219	18.6
Net floorplan income (expense)	$1,670	$(471)	454.6
Other interest expense, net	$(13,246)	$(9,971)	32.8

	Nine Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$4,256,146	$3,873,121	9.9
Used vehicle retail sales	1,743,071	1,536,031	13.5
Used vehicle wholesale sales	284,491	243,667	16.8
Total used	2,027,562	1,779,698	13.9
Parts and service	844,340	753,776	12.0
Finance and insurance	270,901	232,494	16.5
Total	$7,398,949	$6,639,089	11.4
GROSS MARGIN %:
New vehicle retail sales	5.4	5.6
Used vehicle retail sales	7.6	8.2
Used vehicle wholesale sales	1.1	0.6
Total used	6.7	7.1
Parts and service	53.0	52.5
Finance and insurance	100.0	100.0
Total	14.6	14.6
GROSS PROFIT:
New vehicle retail sales	$227,982	$216,296	5.4
Used vehicle retail sales	132,778	125,263	6.0
Used vehicle wholesale sales	3,057	1,400	118.4
Total used	135,835	126,663	7.2
Parts and service	447,261	395,772	13.0
Finance and insurance	270,901	232,494	16.5
Total	$1,081,979	$971,225	11.4
UNITS SOLD:
Retail new vehicles sold	124,699	116,938	6.6
Retail used vehicles sold	82,374	74,931	9.9
Wholesale used vehicles sold	40,764	37,852	7.7
Total used	123,138	112,783	9.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,131	$33,121	3.1
Used vehicle retail	$21,160	$20,499	3.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,828	$1,850	(1.2)
Used vehicle retail sales	1,612	1,672	(3.6)
Used vehicle wholesale sales	75	37	102.7
Total used	1,103	1,123	(1.8)
Finance and insurance (per retail unit)	$1,308	$1,212	7.9
OTHER: (1)
SG&A expenses	$804,547	$722,430	11.4
SG&A as % revenues	10.9	10.9
SG&A as % gross profit	74.4	74.4
Operating margin %	3.3	3.3
Pretax margin %	2.4	2.5
INTEREST EXPENSE:
Floorplan interest	$(31,695)	$(30,927)	2.5
Floorplan assistance	33,473	28,402	17.9
Net floorplan income (expense)	$1,778	$(2,525)	170.4
Other interest expense, net	$(36,326)	$(28,783)	26.2
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,120,864	$1,053,601	6.4
Used vehicle retail sales	459,223	429,480	6.9
Used vehicle wholesale sales	67,404	57,456	17.3
Total used	526,627	486,936	8.2
Parts and service	225,737	212,800	6.1
Finance and insurance	81,553	74,479	9.5
Total	$1,954,781	$1,827,816	6.9
GROSS MARGIN %:
New vehicle retail sales	4.9	5.0
Used vehicle retail sales	7.5	8.2
Used vehicle wholesale sales	(1.6)	(1.6)
Total used	6.3	7.0
Parts and service	53.6	52.8
Finance and insurance	100.0	100.0
Total	14.9	15.0
GROSS PROFIT:
New vehicle retail sales	$55,456	$52,448	5.7
Used vehicle retail sales	34,303	35,055	(2.1)
Used vehicle wholesale sales	(1,091)	(900)	21.2
Total used	33,212	34,155	(2.8)
Parts and service	120,951	112,461	7.5
Finance and insurance	81,553	74,479	9.5
Total	$291,172	$273,543	6.4
UNITS SOLD:
Retail new vehicles sold	33,100	31,717	4.4
Retail used vehicles sold	22,180	21,521	3.1
Wholesale used vehicles sold	10,800	10,128	6.6
Total used	32,980	31,649	4.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,863	$33,219	1.9
Used vehicle retail	$20,704	$19,956	3.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,675	$1,654	1.3
Used vehicle retail sales	1,547	1,629	(5.0)
Used vehicle wholesale sales	(101)	(89)	13.5
Total used	1,007	1,079	(6.7)
Finance and insurance (per retail unit)	$1,475	$1,399	5.4
OTHER: (2)
SG&A expenses	$209,060	$199,003	5.1
SG&A as % revenues	10.7	10.9
SG&A as % gross profit	71.8	72.8
Operating margin %	3.8	3.6

	Nine Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$3,179,584	$3,016,656	5.4
Used vehicle retail sales	1,324,402	1,268,399	4.4
Used vehicle wholesale sales	192,324	166,340	15.6
Total used	1,516,726	1,434,739	5.7
Parts and service	669,764	634,049	5.6
Finance and insurance	233,426	210,726	10.8
Total	$5,599,500	$5,296,170	5.7
GROSS MARGIN %:
New vehicle retail sales	5.1	5.3
Used vehicle retail sales	7.9	8.6
Used vehicle wholesale sales	1.3	1.0
Total used	7.1	7.7
Parts and service	53.5	53.2
Finance and insurance	100.0	100.0
Total	15.4	15.4
GROSS PROFIT:
New vehicle retail sales	$160,865	$159,600	0.8
Used vehicle retail sales	104,774	108,705	(3.6)
Used vehicle wholesale sales	2,416	1,677	44.1
Total used	107,190	110,382	(2.9)
Parts and service	358,367	337,018	6.3
Finance and insurance	233,426	210,726	10.8
Total	$859,848	$817,726	5.2
UNITS SOLD:
Retail new vehicles sold	93,447	90,283	3.5
Retail used vehicles sold	64,336	63,070	2.0
Wholesale used vehicles sold	30,203	28,766	5.0
Total used	94,539	91,836	2.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,026	$33,413	1.8
Used vehicle retail	$20,586	$20,111	2.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,721	$1,768	(2.7)
Used vehicle retail sales	1,629	1,724	(5.5)
Used vehicle wholesale sales	80	58	37.9
Total used	1,134	1,202	(5.7)
Finance and insurance (per retail unit)	$1,479	$1,374	7.6
OTHER: (2)
SG&A expenses	$620,825	$591,946	4.9
SG&A as % revenues	11.1	11.2
SG&A as % gross profit	72.2	72.4
Operating margin %	3.8	3.8
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$134,858	$136,738	(1.4)
Used vehicle retail sales	70,164	59,508	17.9
Used vehicle wholesale sales	21,110	16,960	24.5
Total used	91,274	76,468	19.4
Parts and service	21,272	17,471	21.8
Finance and insurance	4,797	4,233	13.3
Total	$252,201	$234,910	7.4
GROSS MARGIN %:
New vehicle retail sales	6.9	5.7
Used vehicle retail sales	5.9	6.5
Used vehicle wholesale sales	(0.8)	(1.3)
Total used	4.4	4.8
Parts and service	55.2	56.1
Finance and insurance	100.0	100.0
Total	11.8	10.9
GROSS PROFIT:
New vehicle retail sales	$9,303	$7,848	18.5
Used vehicle retail sales	4,166	3,848	8.3
Used vehicle wholesale sales	(175)	(213)	(17.8)
Total used	3,991	3,635	9.8
Parts and service	11,748	9,794	20.0
Finance and insurance	4,797	4,233	13.3
Total	$29,839	$25,510	17.0
UNITS SOLD:
Retail new vehicles sold	3,773	4,306	(12.4)
Retail used vehicles sold	2,649	2,510	5.5
Wholesale used vehicles sold	2,183	2,078	5.1
Total used	4,832	4,588	5.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,743	$31,755	12.6
Used vehicle retail	$26,487	$23,708	11.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,466	$1,823	35.3
Used vehicle retail sales	1,573	1,533	2.6
Used vehicle wholesale sales	(80)	(103)	(22.3)
Total used	826	792	4.3
Finance and insurance (per retail unit)	$747	$621	20.3
OTHER:
SG&A expenses	$22,278	$19,662	13.3
SG&A as % revenues	8.8	8.4
SG&A as % gross profit	74.7	77.1
Operating margin %	2.7	2.2

	Nine Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$388,921	$342,038	13.7
Used vehicle retail sales	202,968	162,901	24.6
Used vehicle wholesale sales	60,407	48,682	24.1
Total used	263,375	211,583	24.5
Parts and service	59,860	49,265	21.5
Finance and insurance	13,281	10,530	26.1
Total	$725,437	$613,416	18.3
GROSS MARGIN %:
New vehicle retail sales	6.8	6.3
Used vehicle retail sales	5.9	6.2
Used vehicle wholesale sales	(0.1)	(1.5)
Total used	4.5	4.4
Parts and service	55.3	54.5
Finance and insurance	100.0	100.0
Total	11.7	11.1
GROSS PROFIT:
New vehicle retail sales	$26,514	$21,629	22.6
Used vehicle retail sales	11,996	10,112	18.6
Used vehicle wholesale sales	(44)	(743)	(94.1)
Total used	11,952	9,369	27.6
Parts and service	33,098	26,862	23.2
Finance and insurance	13,281	10,530	26.1
Total	$84,845	$68,390	24.1
UNITS SOLD:
Retail new vehicles sold	10,728	10,738	(0.1)
Retail used vehicles sold	7,422	6,762	9.8
Wholesale used vehicles sold	6,102	5,772	5.7
Total used	13,524	12,534	7.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,253	$31,853	13.8
Used vehicle retail	$27,347	$24,091	13.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,471	$2,014	22.7
Used vehicle retail sales	1,616	1,495	8.1
Used vehicle wholesale sales	(7)	(129)	(94.6)
Total used	884	747	18.3
Finance and insurance (per retail unit)	$732	$602	21.6
OTHER: (2)
SG&A expenses	$64,254	$54,117	18.7
SG&A as % revenues	8.9	8.8
SG&A as % gross profit	75.7	79.1
Operating margin %	2.5	2.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$139,640	$158,705	(12.0)
Used vehicle retail sales	29,408	26,604	10.5
Used vehicle wholesale sales	3,965	9,008	(56.0)
Total used	33,373	35,612	(6.3)
Parts and service	20,560	18,966	8.4
Finance and insurance	3,051	2,571	18.7
Total	$196,624	$215,854	(8.9)
GROSS MARGIN %:
New vehicle retail sales	6.4	7.2
Used vehicle retail sales	6.3	6.4
Used vehicle wholesale sales	7.8	0.6
Total used	6.5	4.9
Parts and service	42.0	42.2
Finance and insurance	100.0	100.0
Total	11.6	11.0
GROSS PROFIT:
New vehicle retail sales	$8,883	$11,359	(21.8)
Used vehicle retail sales	1,862	1,697	9.7
Used vehicle wholesale sales	310	53	484.9
Total used	2,172	1,750	24.1
Parts and service	8,627	8,003	7.8
Finance and insurance	3,051	2,571	18.7
Total	$22,733	$23,683	(4.0)
UNITS SOLD:
Retail new vehicles sold	4,013	5,139	(21.9)
Retail used vehicles sold	1,192	1,343	(11.2)
Wholesale used vehicles sold	571	912	(37.4)
Total used	1,763	2,255	(21.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,797	$30,882	12.7
Used vehicle retail	$24,671	$19,809	24.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,214	$2,210	0.2
Used vehicle retail sales	1,562	1,264	23.6
Used vehicle wholesale sales	543	58	836.2
Total used	1,232	776	58.8
Finance and insurance (per retail unit)	$586	$397	47.6
OTHER: (2)
SG&A expenses	$19,499	$20,276	(3.8)
SG&A as % revenues	9.9	9.4
SG&A as % gross profit	85.8	85.6
Operating margin %	1.4	1.4

	Nine Months Ended September 30,
	2014	2013 (3)	% Change
REVENUES:
New vehicle retail sales	$320,847	$398,622	(19.5)
Used vehicle retail sales	65,774	62,501	5.2
Used vehicle wholesale sales	10,005	20,758	(51.8)
Total used	75,779	83,259	(9.0)
Parts and service	45,622	45,193	0.9
Finance and insurance	6,532	5,768	13.2
Total	$448,780	$532,842	(15.8)
GROSS MARGIN %:
New vehicle retail sales	6.4	7.7
Used vehicle retail sales	6.2	5.2
Used vehicle wholesale sales	8.0	5.5
Total used	6.4	5.3
Parts and service	42.0	40.5
Finance and insurance	100.0	100.0
Total	11.4	11.1
GROSS PROFIT:
New vehicle retail sales	$20,598	$30,661	(32.8)
Used vehicle retail sales	4,057	3,249	24.9
Used vehicle wholesale sales	802	1,143	(29.8)
Total used	4,859	4,392	10.6
Parts and service	19,150	18,293	4.7
Finance and insurance	6,532	5,768	13.2
Total	$51,139	$59,114	(13.5)
UNITS SOLD:
Retail new vehicles sold	9,343	11,967	(21.9)
Retail used vehicles sold	2,797	2,919	(4.2)
Wholesale used vehicles sold	1,292	2,028	(36.3)
Total used	4,089	4,947	(17.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,341	$33,310	3.1
Used vehicle retail	$23,516	$21,412	9.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,205	$2,562	(13.9)
Used vehicle retail sales	1,450	1,113	30.3
Used vehicle wholesale sales	621	564	10.1
Total used	1,188	888	33.8
Finance and insurance (per retail unit)	$538	$387	39.0
OTHER: (2)
SG&A expenses	$46,706	$48,748	(4.2)
SG&A as % revenues	10.4	9.1
SG&A as % gross profit	91.3	82.5
Operating margin %	0.7	1.7
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.
(3) Results are for the period from the date of acquisition (February 28, 2013) through September 30, 2013.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,395,362	$1,349,044	3.4
Used vehicle retail sales	558,795	515,592	8.4
Used vehicle wholesale sales	92,479	83,424	10.9
Total used	651,274	599,016	8.7
Parts and service	267,569	249,237	7.4
Finance and insurance	89,401	81,283	10.0
Total	$2,403,606	$2,278,580	5.5
GROSS MARGIN %:
New vehicle retail sales	5.3	5.3
Used vehicle retail sales	7.2	7.9
Used vehicle wholesale sales	(1.0)	(1.3)
Total used	6.0	6.6
Parts and service	52.8	52.3
Finance and insurance	100.0	100.0
Total	14.3	14.2
GROSS PROFIT:
New vehicle retail sales	$73,642	$71,655	2.8
Used vehicle retail sales	40,331	40,600	(0.7)
Used vehicle wholesale sales	(956)	(1,060)	(9.8)
Total used	39,375	39,540	(0.4)
Parts and service	141,326	130,258	8.5
Finance and insurance	89,401	81,283	10.0
Total	$343,744	$322,736	6.5
UNITS SOLD:
Retail new vehicles sold	40,886	41,162	(0.7)
Retail used vehicles sold	26,021	25,374	2.5
Wholesale used vehicles sold	13,554	13,118	3.3
Total used	39,575	38,492	2.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,128	$32,774	4.1
Used vehicle retail	$21,475	$20,320	5.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,801	$1,741	3.4
Used vehicle retail sales	1,550	1,600	(3.1)
Used vehicle wholesale sales	(71)	(81)	(12.3)
Total used	995	1,027	(3.1)
Finance and insurance (per retail unit)	$1,336	$1,222	9.3
OTHER: (2)
SG&A expenses	$250,837	$238,941	5.0
SG&A as % revenues	10.4	10.5
SG&A as % gross profit	73.0	74.0
Operating margin %	3.5	3.3

	Nine Months Ended September 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$3,889,352	$3,757,316	3.5
Used vehicle retail sales	1,593,144	1,493,801	6.7
Used vehicle wholesale sales	262,736	235,780	11.4
Total used	1,855,880	1,729,581	7.3
Parts and service	775,246	728,507	6.4
Finance and insurance	253,239	227,024	11.5
Total	$6,773,717	$6,442,428	5.1
GROSS MARGIN %:
New vehicle retail sales	5.3	5.6
Used vehicle retail sales	7.6	8.2
Used vehicle wholesale sales	1.2	0.9
Total used	6.7	7.2
Parts and service	53.0	52.5
Finance and insurance	100.0	100.0
Total	14.7	14.7
GROSS PROFIT:
New vehicle retail sales	$207,977	$211,890	(1.8)
Used vehicle retail sales	120,827	122,066	(1.0)
Used vehicle wholesale sales	3,174	2,077	52.8
Total used	124,001	124,143	(0.1)
Parts and service	410,615	382,173	7.4
Finance and insurance	253,239	227,024	11.5
Total	$995,832	$945,230	5.4
UNITS SOLD:
Retail new vehicles sold	113,518	112,988	0.5
Retail used vehicles sold	74,555	72,751	2.5
Wholesale used vehicles sold	37,597	36,566	2.8
Total used	112,152	109,317	2.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,262	$33,254	3.0
Used vehicle retail	$21,369	$20,533	4.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,832	$1,875	(2.3)
Used vehicle retail sales	1,621	1,678	(3.4)
Used vehicle wholesale sales	84	57	47.4
Total used	1,106	1,136	(2.6)
Finance and insurance (per retail unit)	$1,346	$1,222	10.1
OTHER: (2)
SG&A expenses	$731,785	$694,811	5.3
SG&A as % revenues	10.8	10.8
SG&A as % gross profit	73.5	73.5
Operating margin %	3.5	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$221,645	$206,635	7.3
Pre-tax adjustments:
Catastrophic events	(1,099)	(258)
Gain on real estate and dealership transactions	14,303	1,373
Severance costs	—	(256)
Adjusted SG&A (1)	$234,849	$207,494	13.2
SG&A AS % REVENUES:
Unadjusted	10.2	10.9
Adjusted (1)	10.8	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	68.8	73.7
Adjusted (1)	72.9	74.0
OPERATING MARGIN %:
Unadjusted	4.0	3.4
Adjusted (1),(2)	3.6	3.4
PRETAX MARGIN %:
Unadjusted	2.0	2.5
Adjusted (1),(3)	2.6	2.5
SAME STORE SG&A RECONCILIATION:
As reported	$210,182	$199,332	5.4
Pre-tax adjustments:
Catastrophic events	(1,099)	(258)
Loss on real estate and dealership transactions	(23)	—
Severance costs	—	(71)
Adjusted Same Store SG&A (1)	$209,060	$199,003	5.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.9
Adjusted (1)	10.7	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.2	72.9
Adjusted (1)	71.8	72.8
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	3.6
Adjusted (1),(4)	3.8	3.6

	Nine Months Ended September 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$665,547	$626,939	6.2
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Gain on real estate and dealership transactions	14,812	10,196
Severance costs	—	(256)
Acquisition costs	—	(5,159)
Legal items	(442)	—
Adjusted SG&A (1)	$677,142	$619,562	9.3
SG&A AS % REVENUES:
Unadjusted	11.0	11.4
Adjusted (1)	11.2	11.3
SG&A AS % GROSS PROFIT:
Unadjusted	71.7	74.3
Adjusted (1)	72.9	73.4
OPERATING MARGIN %:
Unadjusted	3.8	3.5
Adjusted (1),(2)	3.7	3.7
PRETAX MARGIN %:
Unadjusted	2.0	2.5
Adjusted (1),(3)	2.7	2.7
SAME STORE SG&A RECONCILIATION:
As reported	$624,065	$609,534	2.4
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Loss on real estate and dealership transactions	(23)	(200)
Severance costs	—	(71)
Acquisition costs	—	(5,159)
Legal items	(442)	—
Adjusted Same Store SG&A (1)	$620,825	$591,946	4.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	11.5
Adjusted (1)	11.1	11.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.6	74.5
Adjusted (1)	72.2	72.4
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	3.5
Adjusted (1),(4)	3.8	3.8

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $4,252 and $5,973 for the three and nine months ended September 30, 2014, and $565 and $1,174 for the three and nine months ended September 30, 2013.

(3)
Excludes the impact of SG&A reconciling items above, as well as loss on repurchase of long-term debt of $22,790 and $46,403 for the three and nine months ended September 30, 2014, non-cash asset impairment charges of $4,252 and $5,973 for the three and nine months ended September 30, 2014, and non-cash asset impairment charges of $565 and $1,174 for the three and nine months ended September 30, 2013.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $293 and $2,014 for the three and nine months ended September 30, 2014, and $532 and $1,139 for the three and nine months ended September 30, 2013, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Nine Months Ended September 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$67,063	$54,262	23.6
Pre-tax adjustments:
Acquisition costs	—	(142)
Adjusted SG&A (1)	$67,063	$54,120	23.9
SG&A AS % REVENUES:
Unadjusted	8.9	8.8
Adjusted (1)	8.9	8.8
SG&A AS % GROSS PROFIT:
Unadjusted	76.1	79.3
Adjusted (1)	76.1	79.1
OPERATING MARGIN %:
Unadjusted	2.5	2.0
Adjusted (1),(2)	2.5	2.0
PRETAX MARGIN %:
Unadjusted	2.1	1.7
Adjusted (1),(2)	2.1	1.7

SAME STORE SG&A RECONCILIATION:
As reported	$64,254	$54,259	18.4
Pre-tax adjustments:
Acquisition costs	—	(142)
Adjusted Same Store SG&A (1)	$64,254	$54,117	18.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.9	8.8
Adjusted (1)	8.9	8.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.7	79.3
Adjusted (1)	75.7	79.1
SAME STORE OPERATING MARGIN %:
Unadjusted	2.5	2.0
Adjusted (1),(2)	2.5	2.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling item above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$20,313	$20,572	(1.3)
Pre-tax adjustments:
Severance costs	(393)	(295)
Adjusted SG&A (1)	$19,920	$20,277	(1.8)
SG&A AS % REVENUES:
Unadjusted	10.2	9.5
Adjusted (1)	10.0	9.4
SG&A AS % GROSS PROFIT:
Unadjusted	88.6	86.9
Adjusted (1)	86.9	85.6
OPERATING MARGIN %
Unadjusted	(1.6)	1.2
Adjusted (1),(2)	1.2	1.4
PRETAX MARGIN %:
Unadjusted	(2.6)	0.2
Adjusted (1),(3)	0.2	0.3
SAME STORE SG&A RECONCILIATION:
As reported	$19,892	$20,571	(3.3)
Pre-tax adjustments:
Severance costs	(393)	(295)
Adjusted Same Store SG&A (1)	$19,499	$20,276	(3.8)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.1	9.5
Adjusted (1)	9.9	9.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	87.5	86.9
Adjusted (1)	85.8	85.6
SAME STORE OPERATING MARGIN %:
Unadjusted	(1.4)	1.2
Adjusted (1),(2)	1.4	1.4

	Nine Months Ended September 30,
	2014	2013 (4)	% Change
SG&A RECONCILIATION:
As reported	$61,151	$50,254	21.7
Pre-tax adjustments:
Severance costs	(393)	(295)
Acquisition costs	—	(1,211)
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$60,342	$48,748	23.8
SG&A AS % REVENUES:
Unadjusted	10.6	9.4
Adjusted (1)	10.5	9.1
SG&A AS % GROSS PROFIT:
Unadjusted	93.4	85.0
Adjusted (1)	92.2	82.5
OPERATING MARGIN %:
Unadjusted	(0.4)	1.5
Adjusted (1),(2)	0.6	1.7
PRETAX MARGIN %:
Unadjusted	(1.4)	0.4
Adjusted (1),(3)	(0.4)	0.9
SAME STORE SG&A RECONCILIATION:
As reported	$47,515	$50,254	(5.5)
Pre-tax adjustments:
Severance costs	(393)	(295)
Acquisition costs	—	(1,211)
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$46,706	$48,748	(4.2)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	9.4
Adjusted (1)	10.4	9.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	92.9	85.0
Adjusted (1)	91.3	82.5
SAME STORE OPERATING MARGIN %:
Unadjusted	(0.6)	1.5
Adjusted (1),(2)	0.7	1.7

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $5,121 for the three and nine months ended September 30, 2014.
(3)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $5,121 for the three and nine months ended September 30, 2014, and other expense, net of $789, for the period from the date of acquisition (February 28, 2013) through September 30, 2013.

(4)	Results are for the period from the date of acquisition (February 28, 2013) through September 30, 2013.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended September 30,
	2014	2013	% Change
NET INCOME RECONCILIATION:
As reported	$26,162	$32,765	(20.2)
After-tax adjustments:
Catastrophic events (5)	671	158
Gain on real estate and dealership transactions (6)	(8,572)	(230)
Severance costs (7)	388	454
Acquisition costs including related tax impact (8)	—	(630)
Non-cash asset impairment (11)	6,559	349
Loss on repurchase of long-term debt (12)	17,934	—
Tax impact of foreign deductible goodwill	(3,358)	—
Adjusted net income (1)	$39,784	$32,866	21.0
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income	$39,784	$32,866	21.0
Less: Adjusted earnings allocated to participating securities	1,520	1,324	14.8
Adjusted net income available to diluted common shares	$38,264	$31,542	21.3
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.03	$1.19	(13.4)
After-tax adjustments:
Catastrophic events	0.03	0.01
Gain on real estate and dealership transactions	(0.34)	(0.01)
Severance costs	0.01	0.02
Acquisition costs including related tax impact	—	(0.02)
Non-cash asset impairment	0.26	0.01
Loss on repurchase of long-term debt	0.71	—
Tax impact of foreign deductible goodwill	(0.13)	—
Adjusted diluted income per share (1)	$1.57	$1.20	30.8
SG&A RECONCILIATION:
As reported	$264,233	$246,863	7.0
Pre-tax adjustments:
Catastrophic events	(1,099)	(258)
Gain on real estate and dealership transactions	14,303	1,373
Severance costs	(393)	(551)
Adjusted SG&A (1)	$277,044	$247,427	12.0
SG&A AS % REVENUES:
Unadjusted	10.1	10.5
Adjusted (1)	10.5	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	70.5	74.9
Adjusted (1)	73.9	75.1
OPERATING MARGIN %:
Unadjusted	3.4	3.1
Adjusted (1),(2)	3.3	3.1

PRETAX MARGIN %:
Unadjusted	1.7	2.2
Adjusted (1),(3)	2.4	2.2
SAME STORE SG&A RECONCILIATION:
As reported	$252,352	$239,565	5.3
Pre-tax adjustments:
Catastrophic events	(1,099)	(258)
Loss on real estate and dealership transactions	(23)	—
Severance costs	(393)	(366)
Adjusted Same Store SG&A (1)	$250,837	$238,941	5.0
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.5	10.5
Adjusted (1)	10.4	10.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.4	74.2
Adjusted (1)	73.0	74.0
SAME STORE OPERATING MARGIN %:
Unadjusted	3.2	3.2
Adjusted (1),(4)	3.5	3.3

	Nine Months Ended September 30,
	2014	2013	% Change
NET INCOME RECONCILIATION:
As reported	$74,327	$92,271	(19.4)
After-tax adjustments:
Catastrophic events (5)	1,710	7,419
Gain on real estate and dealership transactions (6)	(8,887)	(5,376)
Severance costs (7)	388	454
Acquisition costs including related tax impact (8)	—	6,337
Legal items (9)	274	—
Foreign transaction tax (10)	274	—
Non-cash asset impairment (11)	7,626	718
Loss on repurchase of long-term debt (12)	38,711	—
Tax impact of foreign deductible goodwill	(3,358)	—
Adjusted net income (1)	$111,065	$101,823	9.1
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income	$111,065	$101,823	9.1
Less: Adjusted earnings allocated to participating securities	4,126	4,241	(2.7)
Adjusted net income available to diluted common shares	$106,939	$97,582	9.6
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$2.82	$3.52	(19.9)
After-tax adjustments:
Catastrophic events	0.07	0.28
Gain on real estate and dealership transactions	(0.33)	(0.21)
Severance costs	0.01	0.02
Acquisition costs including related tax impact	—	0.24
Legal items	0.01	—
Foreign transaction tax	0.01	—
Non-cash asset impairment	0.29	0.03
Loss on repurchase of long-term debt	1.47	—
Tax impact of foreign deductible goodwill	(0.13)	—
Adjusted diluted income per share (1)	$4.22	$3.88	8.8
SG&A RECONCILIATION:
As reported	$793,761	$731,455	8.5
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Gain on real estate and dealership transactions	14,812	10,196
Severance costs	(393)	(551)
Acquisition costs	—	(6,512)
Legal items	(442)	—
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$804,547	$722,430	11.4
SG&A AS % REVENUES:
Unadjusted	10.7	11.0
Adjusted (1)	10.9	10.9

SG&A AS % GROSS PROFIT:
Unadjusted	73.4	75.3
Adjusted (1)	74.4	74.4
OPERATING MARGIN %:
Unadjusted	3.3	3.2
Adjusted (1),(2)	3.3	3.3
PRETAX MARGIN %:
Unadjusted	1.8	2.3
Adjusted (1),(3)	2.4	2.5
SAME STORE SG&A RECONCILIATION:
As reported	$735,834	$714,047	3.1
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Loss on real estate and dealership transactions	(23)	(200)
Severance costs	(393)	(366)
Acquisition costs	—	(6,512)
Legal items	(442)	—
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$731,785	$694,811	5.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	11.1
Adjusted (1)	10.8	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.9	75.5
Adjusted (1)	73.5	73.5
SAME STORE OPERATING MARGIN %:
Unadjusted	3.3	3.2
Adjusted (1),(4)	3.5	3.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)
Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as loss on repurchase of long-term debt of $22,790 and $46,403 for the three and nine months ended September 30, 2014, respectively, and other expense, net of $789, for the nine months ended September 30, 2013.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $5,414 and $7,135 for the three and nine months ended September 30, 2014, respectively, and $532 and $1,139 for the three and nine months ended September 30, 2013, respectively.

(5)
Adjustment is net of tax benefit of $428 and $1,065 for the three and nine months ended September 30, 2014, respectively, and $100 and $4,739 for the three and nine months ended September 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(6)
Adjustment is net of tax provision of $5,731 and $5,925 for the three and nine months ended September 30, 2014, respectively, and $1,143 and $4,820 for the three and nine months ended September 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(7)
Adjustment is net of tax benefit of $5 for the three and nine months ended September 30, 2014, and $97 for the three and nine months ended September 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.

(8)
Adjustment is net of tax benefit of $630 and $963 for the three and nine months ended September 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(9)	Adjustment is net of tax benefit of $168 for the nine months ended September 30, 2014, calculated utilizing the applicable federal and state tax rates for the adjustment.
(10)	Adjustment is net of tax benefit of $141 for the nine months ended September 30, 2014, calculated utilizing the applicable federal and state tax rates for the adjustment.
(11)
Adjustment is net of tax benefit of $2,815 and $3,469 for the three and nine months ended September 30, 2014, respectively, and $216 and $456 for the three and nine months ended September 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(12)
Adjustment is net of tax benefit of $4,856 and $7,692 for the three and nine months ended September 30, 2014, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.